Exhibit 10.4

COLLATERAL ASSIGNMENT OF PERMITS AND CONTRACT RIGHTS

THIS ASSIGNMENT is made and executed as of this 22 day of June, 2012, Wildcat Mining Corporation, a Nevada corporation and Varca Ventures, Inc., a Nevada corporation (collectively “Assignor”) to Sarasota Varca II LLC, a Florida limited liability company ("Assignee").

For the purposes of this document, the following terms and definitions are used:

DATE:

June 22, 2012

BORROWER (and address):

Wildcat Mining Corporation, 1630 Ringling Blvd., Sarasota, FL 34236

Varca Ventures, Inc.,1630 Ringling Blvd., Sarasota, FL 34236

LENDER (and address):

Sarasota Varca II LLC, 1220 S. Orange Ave. Sarasota FL 34239

LOAN:

$600,000.00

MATURITY DATE:  A date no later than December 1, 2013, if Borrower and Lender agree to the latest maturity date including optional provisions under the loan agreement, between the parties of even date (“Loan Agreement”).

SITE:

Borrower’s property interests located, or otherwise associated with the May Day and Idaho mining claims, in La Plata County, Colorado, as more particularly described in the Loan Agreement.

CONTRACT DOCUMENTS:  The following contracts of Borrower related to the Site and the purposes of the Loan: (a) Engineering and Surveying Services; (b) Mining Permits; (c) Sales Contracts to Third Parties including mills, (d) Construction Permits, and those contracts itemized on the attached Exhibit A.

_____________________________________________________________________________________

THIS ASSIGNMENT is made by Borrower to Lender in connection with the referenced Loan, and as further security therefore, as follows:

1.

Loan and Contract Documents.  The referenced Loan has been obtained by Borrower from Lender and is evidenced by, made pursuant to or secured by certain documents ("Loan Documents") including without limitation, a Note, Security Agreement, UCC-1, Royalty Deed and this Assignment, and the Loan Agreement.  Capitalized terms used herein shall, if not otherwise defined, shall have the definition as used in the Loan Agreement

In connection with the Loan, the matters financed thereby and the Site, Borrower has entered or will hereafter enter into certain contracts, with the parties and for the purposes referenced above, Borrower's interests in which are hereby assigned to Lender, pursuant to the further provisions hereof, as security for the Loan and Borrower's performance under the Loan Documents.

2.

Collateral Assignment.  For value received, the sufficiency of which is hereby acknowledged, and in considerations, Borrower hereby grants, transfers, and assigns to Lender, its successors and assigns, all of the rights, title and interests of Borrower in and to the Contract Documents, and grants to Lender, its successors and assigns, a security interest in such Contract Documents, and all rights and privileges of any nature thereunder accruing, together with any changes, extensions, revisions, modifications, or guarantees of performance of obligations to Borrower under the Contract Documents, for the purpose of providing additional security (a) for payment of all sums now or at any time hereafter due Lender regarding the Loan as evidenced by or provided in the Loan Note and Security Agreement, together with any renewals or extensions thereof and any future advances made thereunder to the extent permitted under applicable law; (b) for any other amounts which may be added to the indebtedness under the terms of the Loan Documents; and, (c) for performance and discharge of each obligation, covenant, and agreement of Borrower contained herein or contained in the Loan Documents.

Although it is the intention of the parties that this instrument shall be a present assignment, it is expressly understood and agreed, anything herein contained to the contrary notwithstanding, that Lender shall not exercise any of the rights or powers herein conferred upon Lender until a default shall occur and be duly declared under the terms and conditions of the Loan Documents, whereupon, subject only to any applicable notice requirements, grace periods or similar matters in the Loan Documents, Lender shall be entitled to all of the rights, title and interests of Borrower in and to the Contract Documents.

3.

Termination of Assignment.  By accepting this assignment, Lender agrees that upon the payment in full of all indebtedness secured hereby, as evidenced by the recording or filing of an UCC-3 or other instrument of satisfaction or full release of the Security Agreement without the simultaneous recording of an agreement of the parties expressing a contrary intent, this assignment shall become null and void and of no further force and effect.

4.

Warranties by Borrower.  Borrower warrants that:

(a)

There is no other assignment of any of its rights, title or interests under the Contract Documents to any other person, except only those extinguished in connection with the closing of the Loan.

(b)

Borrower has done no act, and has not omitted to do any act, which might prevent Lender from, or limit Lender in, acting under any of the provisions herein.

(c)

There is no default under the terms of the existing Contract Documents and all Contract Documents remain in full force and effect.

(d)

Borrower is not prohibited under any agreement with any other person, or any judgment or decree, from the execution and delivery of this assignment of the Contract Documents, the performance of each and every covenant of, and condition applicable to, Borrower hereunder and in the Contract Documents, and the exercise by Lender of Lender's rights hereunder.

(e)

No action has been brought or threatened which would in any way interfere with the right of the Borrower to execute this assignment and perform all of Borrower's obligations herein contained.

(f)

Borrower hereby warrants to Lender that each of the foregoing warranties shall apply to all future Contract Documents hereby assigned, except only in case of judicial action, in which case Borrower shall immediately notify Lender of all matters relevant thereto.

5.

Covenants.

(a)

Borrower agrees, so long as it is indebted to Lender, that Borrower will (i) fulfill, perform, and observe each and every material condition and covenant of Borrower contained in the Contract Documents; (ii) give prompt notice to Lender of any claim of default by any party to any Contract Document, together with a complete copy of any such claim; (iii) at the sole cost and expense of

Borrower, enforce the performance and observance of each and every material covenant and condition of the Contract Documents to be performed or observed; (iv) appear in and defend any action growing out of, or in any manner connected with the Contract Documents or the obligations or liabilities of Borrower, or any guarantor thereunder; and (v) not do any act materially relative to the Contract Documents prohibited by the terms of the Loan Documents.

(b)

The rights assigned hereunder include all of Borrower's rights to modify, terminate, and waive or release the performance or observance of any obligation or condition of the Contract Documents.  Borrower covenants that, without written consent of Lender, Borrower will not materially modify the terms of the Contract Documents, nor waive or release any person from the terms thereof or from liability thereunder, without first notifying Lender of its intent to modify same.

6.

Events of Default.  The occurrence of any one of the following events shall constitute an event of default hereunder:

(a)

The failure by Borrower to perform or observe any covenant contained in this assignment, the Security Agreement, the Loan Agreement, the Note, or any other Loan Document, or should any warranty of Borrower contained in any of the aforesaid instruments prove untrue or misleading in any material aspect;

(b)

The failure by Borrower to meet any condition set forth in the Contract Documents;

(c)

The occurrence of any event of default under any agreement made by Borrower with any third person in connection with the SITE not promptly cured and which Lender shall reasonably determine to materially impair its security for the Loan.

(d)

As set forth in the Loan Agreement.

7.

Remedies Upon Default.  Lender's rights and remedies upon default hereunder shall be as set forth in and subject to the provisions of the Loan Agreement.

8.

Additional Remedies.  Borrower further agrees that; subject only to the provisions of the Loan Agreement for Lender's Remedies upon Default by Borrower:

(a)

Should Borrower fail in any material respect to perform or observe any covenants or comply with any conditions contained in the Contract Documents, then Lender, without releasing Borrower from its obligation to do so, may perform such covenants or conditions, and appear in and defend any action affecting the Contract Documents, but shall not be obliged to do so.  To the extent that Lender shall incur any costs or pay any sums in connection therewith, including any costs or expenses of litigation, and reasonable attorneys' fees (whether incurred in litigation or otherwise), then such charges shall be included in the indebtedness secured hereby and shall bear interest from the incurring of payment thereof at the default rate of interest stated in the Note.

(b)

Lender shall not be obligated to perform or discharge any obligation of Borrower under the Contract Documents, and Borrower agrees to indemnify and hold Lender harmless against any and all liability, loss, or damage which Lender may incur under the Contract Documents or under or by reason of this assignment and of and from all claims and demands whatsoever which may be asserted against it by reason of an act of Lender (other than fraud or gross negligence) under this assignment or under the Contract Documents.  Should the Lender incur any such liability, loss, or damage under any Contract Document or under or by reason of this assignment, or in defense against any such claims or demands, the amount thereof, including costs, expenses, and reasonable attorneys' fees, together with interest thereon at the rate applicable to such charges in accordance with the terms of the Note and Security agreement, shall be included in the indebtedness secured by the Security agreement, and the Borrower shall reimburse the Lender therefor immediately upon demand.

9.

Definitions, Terminology and Construction.  The parties agree that wherever used in this Assignment, unless the context clearly indicates a contrary intent or unless otherwise specifically provided therein, the terms and definitions at the heading of this document shall be used in the construction hereof; and the words "Borrower" and "Lender" shall include the respective heirs, executors, legal representatives, administrators, successors, and assigns thereof.

IN WITNESS WHEREOF, the Borrower hereto has caused this assignment to be executed and delivered on the date first set forth above.

WITNESSES:

WILDCAT MINING CORPORATION

__/s/ Christian Cerbino__________

a Nevada corporation

___Christian Cerbino___________

By:__/s/ Randall Oser

                                                                                         Randall Oser

                                                                                         President

VARCA VENTURES, INC.

____________________________

a Nevada corporation

____________________________

By:__/s/ Randall Oser

  Randall Oser

          President

STATE OF __Wisconsin_____

)

)  ss.

COUNTY OF _Milwaukee____

)

The foregoing instrument was acknowledged before me this 21 day of June, 2012, by Randall Oser, the President of Wildcat Mining Corporation, on behalf of the company; who is personally known to me or who has produced _Florida Drivers License Class E___ as identification.

/s/ Debra De Decker

Printed Name:    Debra De Decker

Notary Public

My Commission Expires:  2-9-12

STATE OF __Wisconsin_____

)

)  ss.

COUNTY OF _Milwaukee____

)

The foregoing instrument was acknowledged before me this 21 day of June, 2012, by Randall Oser, the President of Wildcat Mining Corporation, on behalf of the company; who is personally known to me or who has produced _Florida Drivers License Class E___ as identification.

/s/ Debra De Decker

Printed Name:    Debra De Decker

Notary Public

My Commission Expires:  2-9-12

EXHIBIT A

BORROWER’S CONTRACTS

CLC Associates, LLC dated December 1, 2011

Geosyntec Consultants, Inc. dated March 27, 2012

Wilson Structural Engineering, Inc. dated April 13, 2012

Western Drilling, LLC dated April 23, 2012

Trautner Geotech, LLC dated April 25, 2012

Melcher Brothers, Inc. dated May 3, 2012